UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2021

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2021 we issued a press release announcing first quarter 2021 results. A copy of the press release is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Koppers Holdings Inc. (the “Company”) held its Annual Meeting of Shareholders on May 6, 2021 (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the First Amendment (the “First Amendment”) to the Koppers Holdings Inc. 2020 Long Term Incentive Plan (the “2020 LTIP”) and the Amended and Restated Koppers Holdings Inc. Employee Stock Purchase Plan (the “Amended and Restated ESPP”).

A summary of the 2020 LTIP, as amended by the First Amendment, and the Amended and Restated ESPP were included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2021 (the “2021 Proxy Statement”) under the sections titled “Proxy Item 2 — Proposal to Approve an Amendment to our 2020 Long Term Incentive Plan” and “Proxy Item 3 — Proposal to Approve our Amended and Restated Employee Stock Purchase Plan,” respectively, and are incorporated herein by reference.  The summaries of the 2020 LTIP, as amended by the First Amendment, and the Amended and Restated ESPP contained in the 2021 Proxy Statement are qualified in their entirety by reference to the full text of the First Amendment and the Amended and Restated ESPP, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 6, 2021.  Five matters were considered and voted upon at the Annual Meeting: (1) the election of eight persons to serve on our board of directors; (2) the approval of the First Amendment; (3) the approval of the Amended and Restated ESPP; (4) an advisory resolution to approve executive compensation; and (5) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2021.

Election of Directors:  Nominations of Leroy M. Ball, Xudong Feng, Ph.D., Traci L. Jensen, David L. Motley, Albert J. Neupaver, Louis L. Testoni, Stephen R. Tritch and Sonja M. Wilkerson to serve as directors for one-year terms expiring in 2022 were considered, and all nominees were elected.  All nominees received a majority of votes cast.  The final voting results are as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Leroy M. Ball	18,479,415	323,163	5,318	851,239
Xudong Feng, Ph.D.	18,394,907	405,629	7,360	851,239
Traci L. Jensen	18,644,914	156,149	6,833	851,239
David L. Motley	17,700,687	1,092,412	14,797	851,239
Albert J. Neupaver	18,422,353	378,600	6,943	851,239
Louis L. Testoni	18,692,515	108,338	7,043	851,239
Stephen R. Tritch	18,460,501	340,152	7,243	851,239
Sonja M. Wilkerson	18,626,093	167,967	13,836	851,239

Approval of the First Amendment to the Koppers Holdings Inc. 2020 Long Term Incentive Plan:  The final voting results to approve the First Amendment are as follows:

For	Against	Abstain	Broker Non-Votes
10,480,035	8,310,199	17,662	851,239

Approval of the Amended and Restated Koppers Holdings Inc. Employee Stock Purchase Plan:  The final voting results to approve the Amended and Restated ESPP are as follows:

For	Against	Abstain	Broker Non-Votes
18,747,331	53,653	6,912	851,239

Advisory Resolution to Approve Executive Compensation:  The advisory resolution approving the compensation of the named executive officers of the Company as disclosed in the Notice of Annual Meeting and Proxy Statement for the 2021 Annual Meeting was approved.  The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
18,382,620	404,580	20,696	851,239

Ratification of Appointment of KPMG LLP:  The Audit Committee of the Company’s Board of Directors appointed KPMG LLP as our independent registered public accounting firm for the year 2021.  The final voting results to ratify the appointment of KPMG LLP are as follows:

For	Against	Abstain
19,601,404	36,583	21,148

There were no broker non-votes with respect to this matter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are furnished herewith:

10.1

First Amendment to the Koppers Holdings Inc. 2020 Long Term Incentive Plan (Incorporated by reference to Exhibit 99.2 to our Registration Statement on Form S-8 filed on May 7, 2021 (File No. 333-255869)).

10.2

Amended and Restated Koppers Holdings Inc. Employee Stock Purchase Plan (Incorporated by reference to Exhibit 99.1 to our Registration Statement on Form S-8 filed on May 7, 2021 (File No. 333-255870)).

99.1	Press Release dated May 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021

KOPPERS HOLDINGS INC.

By:	/s/ Michael J. Zugay
Michael J. Zugay
Chief Financial Officer